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                                4,000,000 SHARES

                            NEW ERA OF NETWORKS, INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT


                                                              December ___, 1998


CREDIT SUISSE FIRST BOSTON CORPORATION
SG COWEN SECURITIES CORPORATION
SOUNDVIEW TECHNOLOGY GROUP, INC.
VOLPE BROWN WHELAN & COMPANY, LLC
UBS AG, ACTING THROUGH ITS SUBSIDIARY WARBURG DILLON READ LLC
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

         1. INTRODUCTORY. New Era of Networks, Inc., a Delaware corporation ("COMPANY"), proposes to issue and sell 4,000,000 shares ("FIRM SECURITIES") of its Common Stock ("SECURITIES") and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 600,000 additional shares ("OPTIONAL SECURITIES") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES".

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement (No. 333- ) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly




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registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is



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hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (b) The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituted proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "RULES AND REGULATIONS"). At the Effective Time and at all times subsequent thereto up to and at the First Closing Date (as hereinafter defined), the Optional Closing Date (as hereinafter defined) and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, will contain all statements which are required to be stated therein by, and will comply with the requirements of, the Act and the Rules and Regulations, (ii) neither the Registration Statement nor any amendment thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) neither the Prospectus nor any supplement thereto, will include any untrue statement of a material fact omit to state a material fact required to be stated therein or necessary to make the statement made therein, in light of the circumstances under which they were made not misleading. The preceding sentence does not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. The Company has not distributed any offering material in connection with the offering or sale of the Offered Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                  (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and Subsidiaries (as hereinafter defined) taken as a whole (a "MATERIAL ADVERSE EFFECT"). Complete and correct copies of the certificates of incorporation and of the bylaws of the Company and all amendments thereto have been delivered to the representatives of the Underwriters (the "REPRESENTATIVES"), and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the First Closing Date or, if later, the Optional Closing Date. The Company has no subsidiaries (as defined in the Rules and Regulations) other than New Era of Networks Limited, NEON (Australia) Pty. Limited, Menhir Limited, MSB Consultants Limited and Century Analysis Incorporated, a California Corporation (the "SUBSIDIARIES"). Other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other



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equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

                  (d) The Company has full power and authority (corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable laws or equitable principles and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
(i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness that is material to the Company, or any lease, contract or other agreement or instrument that is material to the Company to which the Company is a party or by which its properties are bound, or (ii) the restated certificate of incorporation, as amended, or bylaws of the Company or (iii) any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body to which the Company is subject. The Company is not required to obtain or make (as the case may be) any consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other governmental agency or body as a requirement for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or under state securities or blue sky ("BLUE SKY") laws or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

                  (e) Other than as fairly and accurately described in the Prospectus, there is not pending or, to the Company's knowledge, threatened, any action, suit, claim, proceeding or investigation against the Company or any of their respective officers or any of their respective properties, assets or rights before any court or governmental agency or body or otherwise which if determined adversely would result in a Material Adverse Effect or have a material adverse effect on the Company's properties, assets or rights, or prevent consummation of the transactions contemplated hereby. There are no statutes, rules, regulations, agreements, contracts, leases or documents that are required to be described in the Prospectus, or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in all material respects in the Prospectus or filed as exhibits to the Registration Statement.

                  (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus (and such description




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correctly states the substance of the provisions of the instruments defining the capital stock of the Company). The Offered Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable. Except as set forth in the Prospectus, no preemptive right, co-sale right, right of first refusal or other similar rights of securityholders exists with respect to any of the Offered Securities to be sold by the Company or the issue and sale thereof other than those that have been expressly waived prior to the date hereof. No holder of securities of the Company has the right to cause the Company to include such holder's securities in the Registration Statement which right, if any, has not been expressly waived prior to the date hereof. No further approval or authorization of any security holder, the Board of Directors or any duly appointed committee thereof or others is required for the issuance and sale or transfer of the Offered Securities, except as may be required under the Act, the Exchange Act or under state securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

                  (g) The financial statements of the Company and its Subsidiaries, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus, fairly present the financial position and the results of operations and cash flows for the periods shown of the Company and its Subsidiaries at the respective dates and for the respective periods to which they apply. All financial statements, together with the related schedules and notes, filed with the Commission as part of the Registration Statement have been prepared in accordance with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved except as may be otherwise stated in the Registration Statement.

                  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been
(i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and its Subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding



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indebtedness of the Company or Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

                  (i) Except as set forth in the Prospectus, (i) the Company and Subsidiaries have good and valid title to all material properties and assets described in the Prospectus as owned by them, free and clear of any pledge, lien, security interest, charge, encumbrance, claim, equitable interest, or restriction which are not individually or in the aggregate material to the Company, (ii) the agreements to which the Company is a party described in the Prospectus are valid agreements, enforceable against the Company or Subsidiaries in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles except where the inability to enforce such agreements would not individually or in the aggregate have a Material Adverse Effect, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such agreements and (iii) the Company has valid and enforceable leases for the properties described in the Prospectus as leased by it, and such leases conform in all material respects to the description thereof, if any, set forth in the Registration Statement.

                  (j) The Company now holds and at the First Closing Date and any later Optional Closing Date, as the case may be, will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities that are material to the conduct of the business of the Company (as such business is currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect), all of which are valid and in full force and effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, canceled, suspended or not renewed). The Company is not in violation of its certificate of incorporation or bylaws, or, except for defaults or violations which would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or any of its properties are bound, or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body.

                  (k) The Company has filed on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company which might have a Material Adverse Effect. All material tax liabilities are adequately provided for within the financial statements of the Company.

                  (l) The Company maintains insurance of the types and in the amounts adequate for their business and consistent with insurance coverage maintained by similar companies in similar businesses covering all risks customarily insured against, all of which insurance is in full force and effect.



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                  (m) The Company is not involved in any labor dispute or
disturbance nor, to the knowledge of the Company, is any such dispute or disturbance threatened.

                  (n) The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "INTELLECTUAL PROPERTY") necessary to the conduct of their businesses as conducted and as proposed to be conducted as described in the Prospectus. The Company has no knowledge of any facts which would preclude it from having rights to its patent applications referenced in the Prospectus. The Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property, except to the extent such notices or claims are described in the Prospectus (the "CLAIMS"). The description of the Claims set forth in the Registration Statement does not include any untrue statement of material fact and does not omit to state a material fact necessary to make the statements made therein, not misleading. The Company is not aware of any patents, trademarks or proprietary rights of others which are existing or infringed upon by products or potential products referred to in the Prospectus in such a manner as to have a Material Adverse Affect.

                  (o) The Company is conducting their businesses in compliance with all of the laws, rules and regulations of the jurisdictions in which it is conducting business except were the Company's failure to comply would not have a Material Adverse Affect.

                  (p) The Company is not an "investment company," or a "promoter" or "principal underwriter" for a registered investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

                  (q) The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the underwriting discounts and commissions contemplated hereby.

                  (r) The Company is (i) in compliance with any and all applicable United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's or its Subsidiaries' activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (i) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (ii)




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that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

                  (s) Neither the Company nor its Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public of quasi-public duties, other than payments required or permitted by the laws of the United States.

                  (t) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Offered Securities have been duly authorized for quotation on the National Association of Securities Dealers, Inc. National Market System ("NASDAQ NATIONAL MARKET"). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

                  (u) Neither the Company nor, to the Company's knowledge, any of the Company's officers, directors or affiliates has taken, and at the First Closing Date and at any later Optional Closing Date, neither the Company nor, to the Company's knowledge, any of the Company's officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Offered Securities.

                  (v) The Company has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Act and the Rules and the Regulations. True and complete copies of all such reports and other documents have been delivered to you.

         3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $____ per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of at the office of Cooley Godward LLP, 2595 Canyon Boulevard, Suite 250, Boulder, CO 80302, at 11:00 A.M., New York time, on
                    , or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing



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Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Cooley Godward LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of , at the above office of Cooley Godward LLP. The Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Cooley Godward LLP at a reasonable time in advance of such Optional Closing Date.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:



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                  (a) If the Effective Time of the Initial Registration
Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph
(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                      The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                  (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement)




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which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives copies of each Registration Statement, each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                  (g) During the period of 10 years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (i) For a period of 180 days after the date of the public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof.

                  (j) For a period of 90 days following the date of the public offering of the Offered Securities, the Company will not waive any contractual restrictions that exist with respect to the resale of shares of Common Stock held by MSB Consultants Limited and Century Analysis Incorporated, a California corporation ("CAI").

         6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i)   in their opinion the financial statements and
schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) (A) with respect to the Company, they have
performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statement; and (B) with respect to CAI, for the eight months ended September 30, 1998, they have:
(1) read the unaudited financial statements of CAI as of and for the eight months ended September 30, 1998 included in the Company's Current Report on Form 8-K/A, dated November 18, 1998; (2) compared the amounts appearing in such statements to the accounting books and records of CAI; (3) inquired of Company management the due diligence procedures performed by the Company on such financial statements in connection with the Share Acquisition Agreement, by and between the Company and CAI, dated September 30, 1998; and (4) verified the arithmetic accuracy of those financial statements;

                           (iii) on the basis of the review referred to in
clause (ii) (A) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:
(A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or (C) for the period from the date of the latest income statement included in the Prospectus to the date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, or net operating income or consolidated net income, except in all cases for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or
percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representative[s], shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal or New York authorities; or
(v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Wilson Sonsini Goodrich & Rosati, counsel for the Company, in the form attached hereto on Appendix A.

                  (e) The Representatives shall have received an opinion, dated such Closing Date, of Wilson Sonsini Goodrich & Rosati, in the form attached hereto as Appendix B. Such counsel shall state the specific terms reviewed by such counsel and may rely upon the opinion of Gordon & Glickson; provided, that, such counsel state that it is reasonable for them to rely on such opinion.

                  (f) The Representatives shall have received the opinion, dated such Closing Date, of patent counsel to the Company, in the form attached hereto as Appendix C.

                  (g) The Representatives shall have received from Cooley Godward LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Representatives shall have received an opinion, dated such Closing Date, from Clyde & Co., in the form attached hereto as Appendix D.

                  (i) The Representative shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date[s] of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (j) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7.  INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

                  (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the seventh paragraph under the caption "Underwriting".

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under
Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the

Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at New Era of Networks, Inc., Attention: George F. ("Rick") Adam, 7400 East Orchard Road, Suite 230, Englewood, Co 80111; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. REPRESENTATION OF UNDERWRITERS. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                     Very truly yours,

                                     NEW ERA OF NETWORKS, INC.



                                     By
                                       ------------------------------------
                                     George F. Adam, Jr.
                                     President and Chief Executive Officer

The foregoing Underwriting Agreement is
  hereby confirmed and accepted as of the
  date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION
SG COWEN SECURITIES CORPORATION
SOUNDVIEW FINANCIAL GROUP, INC.
VOLPE BROWN WHELAN & COMPANY, LLC
WARBURG DILLON READ, LLC


           Acting on behalf of themselves and as
           the  Representatives of the several
           Underwriters

           BY CREDIT SUISSE FIRST BOSTON CORPORATION



           By
             -------------------------------------
           Title:
                 ---------------------------------

                                   SCHEDULE A



                       UNDERWRITER                                 NUMBER OF
                       -----------                              FIRM SECURITIES
                                                                ---------------
Credit Suisse First Boston Corporation ..................
SG Cowen Securities Corporation
SoundView Financial Group, Inc.
Volpe Brown Whelan & Company, LLC
Warburg Dillon Read LLC









                                                                  ---------
                           Total.........................         4,000,000
                                                                  =========

                                   APPENDIX A

OPINION OF COUNSEL TO THE COMPANY

         Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, shall opine to the effect that:

             (a) The Company has been duly organized and is validly existing as a corporation, and is in good standing under, the laws of the State of Delaware.

             (b) Century Analysis Incorporated ("CAI") has been duly organized and is validly existing as a corporation, and is in good standing under, the laws of the State of California, with corporate power and authority to own or lease its properties and to conduct its business as it is currently being conducted. The outstanding shares of CAI have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record, directly or indirectly, by New Era of Networks, Inc, a Delaware corporation, and to our knowledge, are fee and clear of all liens encumbrances and security interests. To our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in CAI are outstanding.

             (c) The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, except where failure to have such power and authority would not have a Material Adverse Effect; the Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect;

             (d) The authorized, issued and outstanding shares of capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus as of each date stated therein; the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right known to such counsel which has not been subsequently cured or waived;

             (e) The Shares to be issued by the Company pursuant to this Agreement have been duly authorized and will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, validly issued, fully paid and nonassessable and the stockholders of the Company do not have any preemptive right, or to our knowledge, co-sale right, registration right, right of first refusal or other similar right, which rights have not previously been waived, in connection with the purchase or sale of any of the Shares;

             (f) The Company has full corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Firm Shares or the Option Shares, as the case may be, to be issued and sold by it hereunder;

             (g) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnity may be limited by applicable laws and public policy and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar




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laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance;

             (h) The Registration Statement, the Prospectus, and each amendment or supplement thereto (other than the financial statements, financial data and supporting schedules included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations and to our knowledge, there are no agreements, contracts, leases or documents of a character required to be described in, or filed as an exhibit to, the Registration Statement which are not described or filed as required by the Act and the applicable Rules and Regulations;

             (i) The form of certificate evidencing the Common Stock complies with the applicable provisions of Delaware law;

             (j) The statements in the Registration Statement and the Prospectus summarizing statutes, rules and regulations, including the Delaware corporation law and the description of the certificate of incorporation and bylaws are accurate and fairly and correctly present the information required to be presented by the Act or the Rules and Regulations in all material respects; and such counsel does not know of any statutes, rules or regulations required to be described in the Registration Statement or the Prospectus that are not described or referred to therein as required;

             (k) The execution, delivery and performance of this Agreement and the consummation of the transactions therein contemplated do not and will not
(a) conflict with or result in a breach of any of the terms or provisions of or, constitute a default under, the restated certificate of incorporation, as amended (the "Certificate of Incorporation"), or bylaws of the Company, (b) conflict with or result in the breach of any term or provision of, or constitute a default under, any agreement filed as an exhibit to the Registration Statement, or any statute, rule or regulation known to us which is applicable to the Company (except that no opinion need to be expressed with respect to compliance with federal and state securities laws) or (c) to our knowledge, result in the creation or imposition of any lien or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which its property is bound or (d) to our knowledge, conflict with or result in a violation or breach of, or constitute a default under, any applicable judgment, order, writ or decree of any court or governmental agency or body binding upon or applicable to the Company;

             (l) No authorization, approval, consent, order, designation or declaration of or filing by or with any governmental authority or agency is necessary for the execution and delivery or performance of this Agreement or the consummation of the transactions therein contemplated except such as may have been obtained under the Act and the Rules and Regulations or such as may be required under state securities or Blue Sky laws or by the bylaws and rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters;

             (m) The Company is not in violation of its Certificate of Incorporation or, to our knowledge, bylaws;

             (n) To our knowledge, except as set forth in the Registration Statement and Prospectus, there are no pending or threatened actions, suits, claims, proceedings or investigations that, if successful,




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

would have a Material Adverse Effect or would limit, revoke, cancel, suspend, or cause not to be renewed any existing license, certificate, registration, approval or permit, known to us, from any state, federal, or regulatory authority that is material to the conduct of the business of the Company as presently conducted, or that is of a character otherwise required to be disclosed in the Registration Statement or the Prospectus under the Act or the applicable Rules and Regulations that is not so disclosed;

             (o) To our knowledge, except as set forth in the Registration Statement and Prospectus, no holders of shares of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having registration rights with respect to shares of Common Stock or other securities have, with respect to the offering contemplated hereby, waived such rights or such rights have otherwise been waived or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement; and

             (p) The Company will not, upon consummation of the transactions contemplated by this Agreement, be an "investment company," or controlled by an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         In addition, counsel shall include a statement to the effect that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which caused them to believe that, at the time the Registration Statement became effective the Registration Statement (except as to financial statements, financial and statistical data and supporting schedules contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later Option Closing Date, as the case may be, the Registration Statement or the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Counsel rendering the foregoing may rely (i) as to questions of law not involving the laws of the State of California, the United States or the General Corporation Law of the State of Delaware upon opinions of local counsel, and
(ii) as to questions of fact upon representations or certificates of officers of the Company and of governmental officials, as the case may be, in which case its opinion is to state that it is so doing and that it has no actual knowledge of any material misstatement or inaccuracy in such opinions, representations or certificates, and that they believe that they and the Underwriters are justified in relying on such opinions or certificates. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.




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
                                   APPENDIX B

OPINION OF TRADEMARK COUNSEL TO THE COMPANY

We have reviewed the statements regarding trademark claims from Neon Systems, Inc. and Neon Software, Inc. set forth in the Registration Statement and the Prospectus under the captions "Risk Factors -- Protection of Intellectual Property; Risks of Infringement" and "Business -- Intellectual Property, Proprietary Rights and Licenses" and such statements accurately summarize the matters described therein. Nothing has come to our attention that would lead us to believe that either at the effective date of the Registration Statement or at the date hereof such sections of the Registration Statement and the Prospectus, or any amendment or supplement, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   APPENDIX C

OPINION OF PATENT COUNSEL TO THE COMPANY

We have reviewed the statements regarding patents, patent claims and the claim from New Paradigm Software Corp. set forth in the Registration Statement and the Prospectus under the captions "Risk Factors -- Protection of Intellectual Property; Risks of Infringement" and "Business -- Intellectual Property, Proprietary Rights and Licenses" and such statements accurately summarize the matters described therein. Nothing has come to our attention that would lead us to believe that either at the effective date of the Registration Statement or at the date hereof such sections of the Registration Statement and the Prospectus, or any amendment or supplement, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.



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
                                   APPENDIX D

OPINION OF CLYDE & CO


New Era of Networks Limited has been duly organized and is validly existing as a corporation in good standing under the laws of England, with corporate power and authority to own or lease its properties and to conduct its business as it is currently being conducted. The outstanding shares of capital stock of New Era of Networks Limited have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record, directly or indirectly, by New Era of Networks, Inc., a Delaware corporation, and to our knowledge, are free and clear of all liens, encumbrances and security interests. To our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in New Era of Networks are outstanding.




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